EXHIBIT 10.40.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called the “First Amendment”) dated for reference as of February 24, 2005, by and among ENERGY TRANSFER PARTNERS, L.P. (the “Borrower”), a Delaware limited partnership, and WACHOVIA BANK, NATIONAL ASSOCIATION, as the Administrative Agent under the Credit Agreement described below (in such capacity, the “Administrative Agent”), with the consent of the Majority Lenders under such Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, WACHOVIA BANK, NATIONAL ASSOCIATION as LC Issuer and Swingline Lender, FLEET NATIONAL BANK, as Syndication Agent, BNP PARIBAS and THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents, and the Lenders party thereto (“Lenders”) have entered into that certain Credit Agreement dated as of January 18, 2005 (as heretofore amended, supplemented, or otherwise modified, the “Original Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to extend credit to the Borrower as therein provided; and

WHEREAS, the Borrower, the Administrative Agent, and the Majority Lenders desire to amend the Original Agreement as provided herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans and other credit that may hereafter be extended by Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. – Definitions and References

Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this First Amendment. The term “the Credit Agreement” shall mean the Original Agreement as amended by this First Amendment.

ARTICLE II. – Amendments to Original Agreement

Section 2.1. “Additional Definitions”. Article I of the Original Agreement is hereby amended to add the following definitions of “Clean Down Period” and “Excluded Inventory Indebtedness”:

“‘Clean Down Period’ means a period of 30 consecutive days during each period of 365 consecutive days that (i) is specified by the Borrower as the Clean Down Period by the delivery within 15 days following the end of such period of a certificate in form satisfactory to the Administrative Agent stating that the Borrower was in compliance with Section 7.12(a) during such period and indicating the highest Leverage Ratio applicable to such period or (ii) is deemed to occur as provided in the definition of Excluded Inventory Indebtedness.”

“Excluded Inventory Indebtedness” means Indebtedness of Restricted Persons (whether under this Agreement or other Indebtedness permitted to be incurred under the terms of this Agreement, and specifically including that Indebtedness owing to La Grange Energy, L.P. incurred at the time of the acquisition of the HPL Assets (as defined below)) incurred to finance the purchase or holding by one or more Restricted Persons of inventories of gas held in storage at the Bammel reservoir for sale and delivery in the ordinary course of business, that is designated by the Borrower as Excluded Inventory Indebtedness, subject to the following conditions: (i) the Borrower will designate the amount of Indebtedness that is Excluded Inventory Indebtedness in connection with each determination of Consolidated Funded Indebtedness, (ii) the aggregate amount of Excluded Inventory Indebtedness on any day shall not exceed the value of inventory then owned by a Restricted Person on such day which is held in storage at the Bammel reservoir for sale and delivery in the ordinary course of business and with respect to which the price has been hedged to substantially eliminate price risk and in compliance with the Risk Management Policy, the value of such inventory determined based on the price as so hedged, (iii) the aggregate amount of Excluded Inventory Indebtedness on any day shall not exceed $300,000,000, and (iv) from time to time after the 365th day following the acquisition of the HPL Assets, a Clean Down Period shall be deemed to commence and continue for 30 consecutive days unless a Clean Down Period shall otherwise have occurred during the immediately preceding period of 365 consecutive days.”

Section 2.2. Consolidated EBITDA. The definition of “Consolidated EBITDA” in Article I of the Original Agreement is amended to add the following new subclause (z) to the proviso at the end of the last sentence of clause (i) and to add the following new clause (vi) immediately following clause (v):

“and (z) pro forma adjustment will be made for the assets acquired pursuant to that certain Purchase and Sale Agreement among HPL Storage LP, and AEP Energy Services Gas Holding Company II, L.L.C. as Sellers and La Grange Acquisition, L.P., as Buyer dated as of January 26, 2005 (“HPL Assets”) pursuant to clause (vi) below and not this clause (i).”

* * *

“(vi) With respect to each Fiscal Quarter beginning prior to March 1, 2005, Consolidated EBITDA for such Fiscal Quarter shall be increased by the amount of $28,250,000 and shall be decreased by the portion of Consolidated EBITDA, if any, derived from the operation of the HPL Assets during such Fiscal Quarter.”

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Section 2.3. Consolidated Funded Indebtedness. The definition of “Consolidated Funded Indebtedness” in Article I of the Original Agreement is amended to add the following proviso to the end thereof:

“provided, however, on each day, other than during each Clean Down Period, Consolidated Funded Indebtedness shall exclude the amount of Excluded Inventory Indebtedness”

“Permitted Priority Debt” The definition of “Permitted Priority Debt” in Article I of the Original Agreement is amended to delete in the first line “Restricted Subsidiary” and insert “Restricted Person” in place thereof.

Section 2.4. Increase in Aggregate Commitment. Article II of the Original Agreement is amended to add the following Section 2.16:

“2.16 Increase in Aggregate Commitments.

(a) The Borrower shall have the option, without the consent of the Lenders, from time to time to cause one or more increases in the Aggregate Commitments by adding, subject to the prior approval of the Administrative Agent (such approval not to be unreasonably withheld), to this Agreement one or more financial institutions as Lenders (collectively, the “New Lenders”) or by allowing one or more Lenders to increase their respective Commitments; provided however that: (i) prior to and after giving effect to the increase, no Default or Event of Default shall have occurred hereunder and be continuing, (ii) no such increase shall cause the Aggregate Commitments to exceed $800,000,000, (iii) no Lender’s Commitment shall be increased without such Lender’s consent, and (iv) such increase shall be evidenced by a commitment increase agreement in form and substance acceptable to the Administrative Agent and executed by the Borrower, the Administrative Agent, New Lenders, if any, and Lenders increasing their Commitments, if any, and which shall indicate the amount and allocation of such increase in the Aggregate Commitments and the effective date of such increase (the “Increase Effective Date”). Each financial institution that becomes a New Lender pursuant to this Section by the execution and delivery to the Administrative Agent of the applicable commitment increase agreement shall be a “Lender” for all purposes under this Agreement on the applicable Increase Effective Date. The Borrower shall borrow and prepay Loans on each Increase Effective Date (and pay any additional amounts required pursuant to Section 3.06) to the extent necessary to keep the outstanding Loans of each Lender ratable with such Lender’s revised Applicable Percentage after giving effect to any nonratable increase in the Aggregate Commitments under this Section.

(b) As a condition precedent to each increase pursuant to subsection (a) above, the Borrower shall deliver to the Administrative Agent, to the extent requested by the Administrative Agent, the following in form and substance satisfactory to the Administrative Agent:

(i) a certificate dated as of the Increase Effective Date, signed by a Responsible Officer of the Borrower certifying that each of the conditions to such

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increase set forth in this Section shall have occurred and been complied with and that, before and after giving effect to such increase, (A) the representations and warranties contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date after giving effect to such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, and (B) no Default or Event of Default exists;

(ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Restricted Person as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with such increase agreement and the First Amendment to Credit Agreement providing for such increase and Guarantors’ Consent for such First Amendment to Credit Agreement, and such documents and certifications as the Administrative Agent may require to evidence that each Restricted Person is validly existing and in good standing in its jurisdiction of organization; and

(iii) a favorable opinion of Winston & Strawn LLP, counsel to the Restricted Persons, and a favorable opinion of Vinson & Elkins L.L.P., local counsel to the Restricted Persons for the State of Texas, relating to such increase agreement and the First Amendment to Credit Agreement providing for such increase and Guarantors’ Consent for such First Amendment to Credit Agreement, each addressed to the Administrative Agent and each Lender.

Section 2.5. Debt Coverage Ratio. Section 7.12(a) of the Original Agreement is amended to replace the word “and” that immediately precedes clause (iii) with “,” and to insert the following clause (iv) immediately after clause (iii) and before the words “the Leverage Ratio”:

“and (iv) on each date of the Clean Down Period and using Consolidated EBITDA for the four Fiscal Quarter period most recently ending prior to such date for which financial statements contemplated by Section 6.02(b) are available to the Borrower,”

ARTICLE III. – Conditions of Effectiveness

Section 3.1. Effective Date. This First Amendment shall become effective February 28, 2005 (the “Effective Date”), and is expressly conditioned, upon the receipt by the Administrative Agent, at the Administrative Agent’s office, of a counterpart of this First Amendment executed and delivered by the Borrower and the Administrative Agent, a counterpart of the Guarantors’ Consent attached hereto signed by each of the Guarantors, and a counterpart of the Lenders’ Consent attached hereto signed by Lenders constituting Majority Lenders.

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ARTICLE IV. – Representations and Warranties

Section 4.1. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to execute and deliver this First Amendment, the Borrower represents and warrants to each Lender that:

(a) The representations and warranties contained in Article V of the Original Agreement are true and correct in all material respects at and as of the time of the effectiveness hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

(b) The Borrower has duly taken all action necessary to authorize the execution and delivery by it of this First Amendment, the Borrower is duly authorized to borrow monies under the Credit Agreement, and the Borrower is duly authorized to perform its obligations under the Credit Agreement.

(c) The execution and delivery by the Borrower of this First Amendment, the performance by the Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any Law or of the organizational documents of any Restricted Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, or result in the creation of any Lien upon any assets or properties of any Restricted Person. Except for those which have been obtained, no consent, approval, authorization or order of any Tribunal or third party is required in connection with the execution and delivery by the Borrower of this First Amendment or the consummation by any Restricted Person of the transactions contemplated hereby.

(d) When duly executed and delivered, this First Amendment will be a legal and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

ARTICLE V. – Miscellaneous

Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders or the Administrative Agent under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of the Borrower herein shall survive the execution and delivery of this First Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to the Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, and agreements and covenants of, the Borrower under this First Amendment and under the Credit Agreement.

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Section 5.3. Loan Documents. This First Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

Section 5.4. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws applicable to the Credit Agreement.

Section 5.5. Counterparts. This First Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same First Amendment.

THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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6	FIRST AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, this Amendment is executed as of the date first written above.

BORROWER:	ENERGY TRANSFER PARTNERS, L.P.

	By:	U.S. Propane, L.P., its General Partner

	By:	/s/ Ray C. Davis
	Name:	Ray C. Davis
	Title:	Co-Chief Executive Officer

WACHOVIA BANK, NATIONAL ASSOCIATION, as the Administrative Agent

By:
Name:
Title:

FIRST AMENDMENT TO CREDIT AGREEMENT

Lenders’ Consent to First Amendment

to Credit Agreement

IN WITNESS WHEREOF, the undersigned Lender hereby consents to the First Amendment to Credit Agreement dated for reference as of February     , 2005, among ENERGY TRANSFER PARTNERS, L.P., and WACHOVIA BANK, NATIONAL ASSOCIATION, as the Administrative Agent.

Name of Lender

By:
Name:
Title:

CONSENT AND AGREEMENT

February 24, 2005

Reference is hereby made to (i) that certain First Amendment to Credit Agreement of even date herewith (the “First Amendment”) by and among Energy Transfer Partners, L.P., a Texas limited partnership (the “Borrower”), Wachovia Bank, National Association, as administrative agent (the “Administrative Agent”) and the Lenders party thereto (“Lenders”), (ii) that certain Credit Agreement dated as of January 18, 2005 (as amended, supplemented, modified or restated, the “Credit Agreement”) by and among the Borrower, the Administrative Agent and Lenders, and (iii) the Guaranty to which any of the undersigned is a party. Terms that are defined in the Credit Agreement and used but not defined herein have the meanings given to them in the Credit Agreement.

By its execution below, each of the undersigned hereby (a) consents to the provisions of the First Amendment and the transactions contemplated therein, (b) ratifies and confirms the Guaranty executed by it pursuant to the Credit Agreement, (c) agrees that all of its respective obligations and covenants under such Guaranty shall remain unimpaired by the execution and delivery of the First Amendment and the other documents and instruments executed in connection therewith, and (d) agrees that such Guaranty shall remain in full force and effect.

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IN WITNESS WHEREOF, this Consent and Agreement is executed as of the date first above written.

LA GRANGE ACQUISITION, L.P.

By:	LA GP, LLC, its general partner

	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

ETC GAS COMPANY, LTD.

By:	LG PL, LLC, its general partner

	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

ETC TEXAS PIPELINE, LTD.

By:	LG PL, LLC, its general partner

	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

ETC OKLAHOMA PIPELINE, LTD.

By:	LG PL, LLC, its general partner

	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

ETC MARKETING, LTD.

By:	LGM, LLC, its general partner

	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

CONSENT AND AGREEMENT TO FIRST AMENDMENT TO CREDIT AGREEMENT

ETC OASIS, L.P.

By:	ETC OASIS GP, LLC, its general partner

	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

WHISKEY BAY GAS COMPANY, LTD.

By:	FIVE DAWACO, LLC, its general partner

	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

WHISKEY BAY GATHERING COMPANY, LTD.

By:	FIVE DAWACO, LLC, its general partner

	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

CHALKLEY TRANSMISSION COMPANY, LTD.

By:	FIVE DAWACO, LLC, its general partner

	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

TEXAS ENERGY TRANSFER COMPANY, LTD.

By:	TETC, LLC, its general partner

	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

CONSENT AND AGREEMENT TO FIRST AMENDMENT TO CREDIT AGREEMENT

ET COMPANY I, LTD.

By:		FIVE DAWACO, LLC, its general partner

	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

OASIS PIPE LINE COMPANY

By:		/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

OASIS PIPE LINE FINANCE COMPANY

By:		/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

OASIS PARTNER COMPANY

By:		/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

OASIS PIPE LINE MANAGEMENT COMPANY

By:		/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

OASIS PIPE LINE COMPANY TEXAS L.P.

By:		OASIS PIPE LINE MANAGEMENT COMPANY, its general partner

	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

CONSENT AND AGREEMENT TO FIRST AMENDMENT TO CREDIT AGREEMENT

LG PL, LLC

By:		/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

LGM, LLC

By:		/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

ETC OASIS GP, LLC

By:		/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

FIVE DAWACO, LLC

By:		/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

TETC, LLC

By:		/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

ET TEXAS PROCESSING, LTD.

By:		LG PL, LLC, its general partner

	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

CONSENT AND AGREEMENT TO FIRST AMENDMENT TO CREDIT AGREEMENT

ENERGY TRANSFER FUEL, LP

By:	ENERGY TRANSFER FUEL GP, LLC,
its general partner

	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

ENERGY TRANSFER FUEL, GP, LLC

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

ETC KATY PIPELINE, LTD.

By:	LG PL, LLC, its general partner

	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

OASIS PIPELINE, LP

By:	ETC OASIS GP, LLC,
its general partner

	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

CONSENT AND AGREEMENT TO FIRST AMENDMENT TO CREDIT AGREEMENT